UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 28, 2023

Date of Report (date of earliest event reported)

GIGCAPITAL5, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-40839	86-1728920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1731 Embarcardero Rd., Suite 200

Palo Alto, CA 94303

(Address of principal executive offices)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, and one redeemable warrant	GIA.U	New York Stock Exchange
Common Stock, par value $0.0001 per share	GIA	New York Stock Exchange
Redeemable warrants, each full warrant exercisable for one share of common stock for an exercise price of $11.50 per share	GIA.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As disclosed in a Current Report on Form 8-K that GigCapital 5, Inc., a Delaware corporation (the “Company”), filed on September 29, 2021 with the U.S. Securities and Exchange Commission (the “SEC”), the Company previously entered into an Investment Management Trust Agreement (the “IMTA”), dated September 23, 2021 and amended as of September 23, 2022, with Continental Stock Transfer & Trust Company (“CST”), as trustee. On March 28, 2023, the Company’s stockholders approved an amendment (the “IMTA Amendment”) to the IMTA that extends the date by which the Company must consummate a business combination transaction from March 28, 2023 (the date which is 18 months from the closing date of the Company’s initial public offering of units (the “IPO”)) on a monthly basis up to six (6) times until September 28, 2023 by depositing into the trust account (the “Trust Account”) $100,000 for each one-month extension, as described in the Definitive Proxy Statement on Form DEF 14A as filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 14, 2023 (the “Definitive Proxy Statement”). Following such approval by the Company’s stockholders, the Company and CST entered into the IMTA Amendment on March 28, 2023.

The foregoing description of the IMTA Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the IMTA Amendment, a copy of which is filed herewith as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on September 26, 2022, the Company issued a non-convertible unsecured promissory note to GigAcquisitions5, LLC, a Delaware limited liability company (the “Sponsor”), which was subsequently amended and restated on October 26, 2022, November 28, 2022, December 27, 2022, January 25, 2023, and February 27, 2023 (the “Extension Note”), for a collective principal amount of $960,000.00. On March 28, 2023, the Company further amended and restated the Extension Note (the “Sixth Restated Extension Note”) to reflect an additional principal amount of $100,000 extended by the Sponsor to the Company for a collective principal amount under the Sixth Restated Extension Note of $1,060,000. The Sponsor deposited the additional principal amount of $100,000 into the Trust Account with CST. The Sixth Restated Extension Note was issued in connection with the extension of the business combination period from March 28, 2023 on a monthly basis up to September 28, 2023 (the date which is 24 months from the closing date of the Company’s initial public offering of units) (“Extension”) approved by the stockholders of the Company on March 28, 2023, which extended the business combination period until April 28, 2023. The Sixth Restated Extension Note constitutes an aggregate of the first, second, third, fourth, fifth, sixth and seventh monthly contributions as previously disclosed in the Company’s Definitive Proxy Statement.

As previously disclosed, on September 26, 2022, the Company issued an unsecured convertible promissory note to the Sponsor, which was subsequently amended and restated on October 26, 2022, November 28, 2022, December 27, 2022, January 25, 2023, and February 27, 2023 (the “Working Capital Note”), for a collective principal amount of $675,000.00. On March 28, 2023, the Company further amended and restated the Working Capital Note (the “Sixth Restated Working Capital Note”) to reflect an additional principal amount of $130,000 extended by the

Sponsor to the Company for a collective principal amount under the Sixth Restated Working Capital Note of $805,000. The Sixth Restated Working Capital Note was issued to provide the Company with additional working capital during the Extension and will not be deposited into the Trust Account. The Company issued the Sixth Restated Working Capital Note in consideration for an additional loan from the Sponsor to fund the Company’s working capital requirements. The Sixth Restated Working Capital Note is convertible at the Sponsor’s election upon the consummation of the initial business combination. Upon such election, the convertible note will convert, at a price of $10.00 per unit, into units identical to the private placement units issued in connection with the Company’s initial public offering.

The Sixth Restated Extension Note and Sixth Restated Working Capital Note bear no interest and are repayable in full upon the consummation of a business combination by the Company, except that the Sixth Restated Working Capital Note may be converted, at the sole election of our Sponsor, into units of the Company at the consummation of the Company’s initial business combination.

A copy of each of the Sixth Restated Extension Note and Sixth Restated Working Capital Note is attached as Exhibit 10.2 and 10.3, respectively, to this Current Report on Form 8-K and is incorporated herein by reference. The disclosure as set forth in this Item 2.03 is intended to be a summary only and is qualified in its entirely by reference to each such Note.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. An aggregate of 80,500 private placement units of the Company would be issued if the entire principal balance of the Sixth Restated Working Capital Note is converted. Each private placement unit consists of one share of the Company’s common stock, par value $0.0001 per share, and one redeemable warrant. The warrants constituting a part of the private placement units would be exercisable, subject to the terms and conditions of the warrant and during the exercise period as provided in the warrant agreement governing the warrants. The Company has relied upon Section 4(a)(2) of the Securities Act of 1933, as amended, in connection with the issuance and sale of the convertible promissory note, as it was issued to a sophisticated investor without a view to distribution and was not issued through any general solicitation or advertisement.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 28, 2023, the Company held a special meeting of its stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation that extends the date by which the Company must consummate a business combination transaction from March 28, 2023 (the date which is 18 months from the closing date of the Company’s initial public offering of units) on a monthly basis up to September 28, 2023. The certificate of amendment was filed with the Delaware Secretary of State and has an effective date of March 28, 2023.

The foregoing description of the certificate of amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the certificate of amendment, a copy of which is filed herewith as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Special Meeting, of the 10,559,050 shares of common stock outstanding and entitled to vote, 9,369,034 shares were represented, constituting a quorum. The final results for the matter submitted to a vote of stockholders at the Special Meeting are as follows:

Proposal 1: The stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to extend the date by which the Company must consummate a business combination transaction from March 28, 2023 (the date which is 18 months from the closing date of the Company’s initial public offering of units) on a monthly basis up to September 28, 2023, by the votes set forth in the table below:

For	Against	Abstained
9,334,432	34,602	0

Proposal 2: The stockholders approved an amendment to the Company’s Investment Management Trust Agreement to extend the date by which the Company must consummate a business combination transaction from March 28, 2023 (the date which is 18 months from the closing date of the Company’s initial public offering of units) on a monthly basis up to September 28, 2023, by depositing into the Trust Account for each one-month extension $100,000, by the votes set forth in the table below:

For	Against	Abstained
9,334,432	34,602	0

No other items were presented for stockholder approval at the Special Meeting.

Item 7.01	Regulation FD Disclosure.

The information set forth below under this Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

In connection with Proposal 1 to amend the Company’s Amended and Restated Certificate of Incorporation to extend the date by which the Company must consummate a business combination transaction from March 28, 2023 (the date which is 18 months from the closing date of the Company’s initial public offering of units) on a monthly basis up to six (6) times until September 28, 2023, stockholders elected to redeem 995,049 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), which represents approximately 4.3% of the shares that were part of the units that were sold in the Company’s initial public offering. Following such redemptions and after the deposit of the additional principal amount of $100,000 referenced above, approximately $31.8 million will remain in the trust account and 3,091,001 shares of Common Stock remain issued and outstanding.

On March 28, 2023, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation

10.1	Amendment to the Investment Management Trust Agreement, dated March 28, 2023

10.2	Sixth Amended and Restated Promissory Note for Extension Payment

10.3	Sixth Amended and Restated Promissory Note for Working Capital

99.1	Press Release, dated March 28, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2023

By:	/s/ Dr. Raluca Dinu
Name:	Dr. Raluca Dinu
Title:	Chief Executive Officer, President, Secretary, and Director